                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 28, 1999
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                         BECTON, DICKINSON AND COMPANY
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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
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                                      N/A
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        (Former name or former addresses if changed since last report.)

Item 5.      OTHER EVENTS
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             On April 21, 1999, the Registrant announced in a press release its results for the second quarter ended March 31, 1999. Attached hereto as Exhibit 99, which is incorporated herein by reference, are copies of the related Revenues, Income Statements, Balance Sheets and Statements of Cash Flows.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Bridget M. Healy
                                               ----------------------------
                                                   Bridget M. Healy
                                               Vice President and Secretary


Date: April 28, 1999

                              INDEX TO EXHIBITS
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   Exhibit
   Number              Description of Exhibits
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    99                 Revenues, Income Statements, Balance Sheets and
                       Statements of Cash Flows.